Major Customers	12 Months Ended
Dec. 31, 2011
Major Customers
16.	MAJOR CUSTOMERS

Approximately 91.6% of our oil and natural gas sales from continuing operations for the three-year period ended December 31, 2011, have been sold to five customers, with the production mix becoming more diversified each subsequent year. In 2009, approximately $42.9 million, or 88.4%, of our commodity sales from continuing operations were to three customers, with $41.4 million, or 85.3%, coming from a single customer. In 2010, approximately $62.0 million, or 92.2%, of our commodity sales from continuing operations were derived from five customers, with the largest customer being responsible for approximately $51.9 million, or 77.2%, of total commodity sales. For the year ended December 31, 2011, approximately $103.6 million, or 92.6%, of our commodity sales from continuing operations were attributable to four customers with the largest single purchaser accounting for $62.9 million, or 56.2%.